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                                                                   EXHIBIT 10.11

                 CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP


         This Continuing Agreement of Guaranty and Suretyship (the "Guaranty") is made and entered into this 9th day of June, 1997, by UNITED REFINING COMPANY OF PENNSYLVANIA, (the "Guarantor"), for the benefit of the Banks which are a party to that certain Credit Agreement by and among Guarantor,United Refining Company, Kiantone Pipeline Corporation, PNC Bank, National Association, as agent (the "Agent") and the Banks party thereto dated as of even date herewith (as amended, supplemented or modified from time to time, the "Credit Agreement").

                                   BACKGROUND

         In order to induce the Banks to make loans to the Guarantor and the other Borrowers (as defined in the Credit Agreement) in accordance with that certain Credit Agreement, the Guarantor hereby unconditionally and irrevocably guarantees and becomes surety as though it was a primary obligor for the full and timely payment when due, whether at maturity, by declaration, acceleration or otherwise, of the principal of and interest and fees on all Loans (as defined in the Credit Agreement), both those now in existence and those that shall hereafter be made, of the Bank to the Borrowers under the Credit Agreement and the Notes issued by the Borrowers in connection therewith and any extensions, renewals, replacements or refundings thereof, and each and every other obligation or liability (both those now in existence and those that shall hereafter arise and including, without limitation, all costs and expenses of enforcement and collection, including reasonable attorney's fees) of the Borrowers to the Bank under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) except this Agreement, and any extensions, renewals, replacements or refundings thereof (hereinafter referred to as the "Guaranteed Indebtedness"), whether or not such Guaranteed Indebtedness or any portion thereof shall hereafter be released or discharged or is for any reason invalid or unenforceable.

         1. Capitalized terms used herein and not otherwise defined herein shall have such meanings given to them in the Credit Agreement.

         2. The Guarantor agrees to make such full payment forthwith upon demand of the Agent or any Bank when the Guaranteed Indebtedness or any portion thereof is due to be paid by the other Borrowers, or any of them, whether at stated maturity, by declaration, acceleration or otherwise. The Guarantor agrees to make such full payment irrespective of whether or not any one or more of the following events has occurred: (i) the Agent or any of the Banks have made any demand on any other Borrower; (ii) the Agent or any of the Banks have taken any action of any nature against any other Borrower; (iii) the Agent or any of the Banks have pursued any rights which
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they have against any other Person who may be liable for the Guaranteed
Indebtedness; (iv) the Agent or any of the Banks hold or have resorted to any security for the Guaranteed Indebtedness; or (v) the Agent or any of the Banks have invoked any other remedies or right they have available with respect to the Guaranteed Indebtedness. The Guarantor further agrees to make full payment to the Banks even if circumstances exist which otherwise constitute a legal or equitable discharge of the Guarantor as surety or guarantor.

         3. The Guarantor warrants to the Agent and the Banks that: (i) no other agreement, representation or special condition exists between such Guarantor and the Agent and/or any of the Banks regarding the liability of the Guarantor hereunder, nor does any understanding exist between the Guarantor and the Agent and/or any of the Banks that the obligations of the Guarantor hereunder are or will be other than as set forth herein; and (ii) as of the date hereof, the Guarantor has no defense whatsoever to any action or proceeding that may be brought to enforce this Guaranty.

         4. The Guarantor waives and agrees not to enforce any of the rights of the Guarantor against any other Borrower, including, but not limited to: (i) any right of the Guarantor to be subrogated in whole or in part to any right or claim with respect to any Guaranteed Indebtedness or any portion thereof to any of the Banks which might otherwise arise from payment by the Guarantor to any of the Banks on the account of the Guaranteed Indebtedness or any portion thereof; and (ii) any right of the Guarantor to require the marshalling of assets of any other Borrower which might otherwise arise from payment by the Guarantor to any of the Banks on account of the Guaranteed Indebtedness or any portion thereof. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the Agent and shall forthwith be paid to the Agent for the benefit of the Agent and the Banks to be credited and applied upon the Guaranteed Indebtedness, whether matured or unmatured, in accordance with the terms of the Credit Agreement provided that the Guarantor shall have the rights against any other Borrower listed above after all Obligations under the Credit Agreement are paid in full in cash. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

         5. The Guarantor waives promptness and diligence by the Agent or any of the Banks with respect to its rights under this Guaranty.

         6. The Guarantor waives any and all notice with respect to: (i) acceptance by the Agent and the Banks of this Guaranty; (ii) the provisions of any note, instrument or agreement relating
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to the Guaranteed Indebtedness; (iii) any default in connection with the
Guaranteed Indebtedness; and (iv) any other notice in connection with the Guaranteed Indebtedness.

         7. The Guarantor waives any presentment, demand, notice of dishonor or nonpayment, protest, and notice of protest in connection with the Guaranteed Indebtedness.

         8. The Guarantor agrees that the Agent or any of the Banks may from time to time and as many times as the Agent or any of the Banks, in their sole discretion, deem appropriate, do any of the following without notice to the Guarantor and without adversely affecting the validity or enforceability of this
Guaranty: (i) release, surrender, exchange, compromise, or settle the Guaranteed Indebtedness or any portion thereof; (ii) change, renew, or waive the terms of the Guaranteed Indebtedness or any portion thereof; (iii) change, renew, or waive the terms, including without limitation, the rate of interest charged to any other Borrower, of any note, instrument, or agreement relating to the Guaranteed Indebtedness or any portion thereof; (iv) grant any extension or indulgence with respect to the payment to the Agent or any of the Banks of the Guaranteed Indebtedness or any portion thereof; (v) enter into any agreement of forbearance with respect to the Guaranteed Indebtedness or any portion thereof;
(vi) release, surrender, exchange or compromise any security held by the Agent or any of the Banks for the Guaranteed Indebtedness; (vii) release any Person who is a guarantor or surety or who has agreed to purchase the Guaranteed Indebtedness or any portion thereof; and (viii) release, surrender, exchange or compromise any security or Lien held by the Agent or any of the Banks for the liabilities of any Person who is a guarantor or surety for the Guaranteed Indebtedness or any portion thereof. The Guarantor agrees that the Agent or any of the Banks may do any of the above as the Agent or such Bank deems necessary or advisable, in the Agent's or such Bank's sole discretion, without giving any notice to the Guarantor, and that the Guarantor will remain liable for full payment to the Agent and each of the Banks of the Guaranteed Indebtedness.

         9. The Guarantor agrees to be bound by the terms of this Guaranty and liable under this Guaranty. As a result of such liability, the Guarantor acknowledges that the Agent or any of the Banks may, in their sole discretion, elect to enforce this Guaranty for the total Guaranteed Indebtedness against the Guarantor without any duty or responsibility to pursue any other guarantor and that such an election by the Agent or any of the Banks shall not be a defense to any action the Agent or any of the Banks may elect to take against the Guarantor.

         10. If any amount owing hereunder shall have become due and payable (by acceleration or otherwise), each of the Banks and any branch, subsidiary or affiliate of each of the Banks anywhere in the world shall each have the right, at any time and from time to time to the fullest extent permitted by Law, in addition to all other rights and remedies available to it, without prior notice
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to the Guarantor, to set-off against and to appropriate and apply to such due and payable amounts any debt owing to, and any other funds held in any manner for the account of the Guarantor by such Bank or any such branch, subsidiary or affiliate including, without limitation, all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Guarantor with such Bank or such branch, subsidiary or affiliate. Such right shall exist whether or not any Bank, or such branch, subsidiary or affiliate or the Agent shall have given notice or made any demand hereunder or under any of the Notes or Loan Documents, whether or not such debt owing to or funds held for the account of the Guarantor is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guarantee or any other security, right or remedy available to such Bank or such branch, subsidiary or affiliate. The Guarantor hereby consents to and confirms the foregoing arrangements, and confirms the Bank's rights and each such branch's, subsidiary's and affiliate's rights of banker's lien and set-off.

         11. The Guarantor recognizes and agrees that any other Borrower, after the date hereof, may incur additional Indebtedness or other obligations, fees and expenses to the Agent and/or the Banks under the Credit Agreement, refinance existing Guaranteed Indebtedness or pay existing Guaranteed Indebtedness and subsequently incur additional Indebtedness to the Agent and/or the Banks under the Credit Agreement, and that in any such transaction, even if such transaction is not now contemplated, the Agent and the Banks will rely in any such case upon this Guaranty and the enforceability thereof against the Guarantor and that this Guaranty shall remain in full force and effect with respect to such future Indebtedness of the other Borrower to the Agent and/or the Banks and such Indebtedness shall for all purposes constitute Guaranteed Indebtedness.

         12. The Guarantor further agrees that, if at any time all or any part of any payment, from whomever received, theretofore applied by the Agent or any of the Banks to any of the Guaranteed Indebtedness is or must be rescinded or returned by the Agent or any of the Banks for any reason whatsoever including, without limitation, the insolvency, bankruptcy or reorganization of the Guarantor, such liability shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or any of the Banks, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such liabilities, all as though such application by the Agent or any of the Banks had not been made.

         13. The Guarantor agrees that no failure or delay on the part of the Agent or any of the Banks to exercise any of its rights, powers or privileges under this Guaranty shall be a wavier of such rights, powers or privileges or a waiver of any
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default, nor shall any single or partial exercise of any of the Agent's or the
Bank's rights, powers or privileges preclude other or further exercise thereof or the exercise of any other right, power or privilege or be construed as a waiver of any default. The Guarantor further agrees that no waiver or modification of any rights of the Agent or any of the Banks under this Guaranty shall be effective unless in writing and signed by the Agent and the Banks. The Guarantor further agrees that each written waiver shall extend only to the specific instance actually recited in such written waiver and shall not impair the rights of the Agent and the Banks in any other respect.

         14. The Guarantor unconditionally agrees to pay all costs and expenses, including reasonable attorney's fees, incurred by the Agent and any of the Banks in enforcing this Guaranty against the Guarantor.

         15. The Guarantor agrees that this Guaranty and the rights and obligations of the Guarantor, the Agent and the Banks shall for all purposes be governed by and construed and enforced in accordance with the substantive law of the Commonwealth of Pennsylvania without giving effect to its principles of conflict of laws.

         16. The Guarantor recognizes that this Guaranty when executed constitutes a sealed instrument and as a result the instrument will be enforceable as such without regard to any statute of limitations which might otherwise be applicable and without any consideration.

         17. The Guarantor acknowledges that in addition to binding itself to this Guaranty, at the time of execution of this Guaranty the Agent and the Banks offered to such Guarantor a copy of this Guaranty in the form in which it was executed and that by acknowledging this fact the Guarantor may not later be able to claim that a copy of the Guaranty was not received by it.

         18. The Guarantor agrees that this Guaranty shall be binding upon the Guarantor, its successors and assigns; provided, however, that the Guarantor may not assign or transfer any of tis rights and obligations hereunder or any interest herein. The Guarantor further agrees that (i) this Guaranty is freely assignable and transferable by the Agent and each Bank in connection with any assignment or transfer of the Guaranteed Indebtedness and (ii) this Guaranty shall inure to the benefit of the Agent and each of the Banks, their successors and assigns.

         19. The Guarantor agrees that if the Guarantor fails to perform any covenant or agreement hereunder or if there occurs an Event of Default under the Credit Agreement, all or any part of the Guaranteed Indebtedness may be declared to be forthwith due and payable and, in the case of an Event of Default described in subsections 8.1.13 or 8.1.14 of the Credit Agreement, the Guaranteed Indebtedness shall be immediately due and payable, in any case without presentment, demand, protest or notice of any
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kind, all of which are hereby expressly waived.

         20. The Guarantor agrees that the enumeration of the Bank's rights and remedies set forth in this Guaranty is not intended to be exhaustive and the exercise by the Agent or any of the Banks of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement among the parties to the Loan Documents or which may now or hereafter exist at law or in equity or by suit or otherwise.

         21. The Guarantor agrees that all notices, statements, requests, demands and other communications under this Guaranty shall be given to the Guarantor at the address set forth below its name on the signature page hereof and to Lowenthal, Landau, Fischer & Bring, P.C., 250 Park Avenue, New York, NY 10177, Attn: Martin R. Bring, Esq.,in the manner provided in Section 10.6 of the Credit Agreement.

         22. (a) The Guarantor agrees that the provisions of this Guaranty are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally:

                           (i) if any clause or provision shall be held invalid
or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Guaranty in any jurisdiction.

                           (ii) if this Guaranty would be held or determined to
be void, invalid or unenforceable on account of the amount of the Guarantor's aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action by the Agent or any Bank, the Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding, which (without limiting the generality of the foregoing) may be an amount which is not greater than the greater of:

                                    (A) the fair consideration actually received
by the Guarantor under the terms of and as a result of the Loan Documents, including, without limiting the generality of the foregoing, and to the extent not inconsistent with applicable federal and state laws affecting the enforceability of guarantees, distributions or advances made to the Guarantor with the proceeds of any credit extended under the Loan Documents in exchange for its guaranty of the Guaranteed Indebtedness, or

                                    (B) the excess of (1) the amount of the fair
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saleable value of the assets of the Guarantor as of the date of this Guaranty as determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors as in effect on the date thereof over (2) the amount of all liabilities of the Guarantor as of the date of this Guaranty, also as determined on the basis of applicable federal and state laws governing the insolvency of debtors as in effect on the date thereof.

                  (b) If the guaranty by the Guarantor of the Guaranteed Indebtedness is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect:

                           (i) the validity and enforceability of the guaranty
hereunder by any other guarantor, which shall continue in full force and effect in accordance with its terms; or

                           (ii) the validity and enforceability of any clause or
provision not so held to be void, invalid or unenforceable.

         23. THE GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY. THE GUARANTOR (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR THE BANKS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND EXECUTION AND DELIVERY HEREOF BY THE GUARANTOR, AND (ii) ACKNOWLEDGES THAT THE ENTERING INTO OF THE CREDIT AGREEMENT BY THE BANK HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION.

         24. The Guarantor (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Court of Common Pleas of Allegheny County, Commonwealth of Pennsylvania, or any successor to said court, and to the nonexclusive jurisdiction of the United States District Court for the Western District of Pennsylvania, or any successor to said court (hereinafter referred to as the "Pennsylvania Courts") for purposes of any suit, action or other proceeding which relates to this Guaranty or any other Loan Document, (ii) to the extent permitted by applicable Law, hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the Pennsylvania Courts; that such suit, action or proceeding is brought in an inconvenient forum; that the venue of such suit, action or proceeding is improper; or that this Guaranty or any Loan Document may not be enforced in or by the Pennsylvania Courts, (iii) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the Pennsylvania Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the Pennsylvania Courts, and (iv) waives personal service of
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any and all process upon it and consents that all such service of process by made by certified or registered mail addressed as provided in Section 21 hereof and service so made shall be deemed to be completed upon actual receipt thereof. Nothing herein shall limit the Agent's or any Bank's right to bring any suit, action or other proceeding against the Guarantor or any of Guarantor's assets or to serve process on the Guarantor by any means authorized by Law.

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                [SIGNATURE PAGE 1 OF 1 TO THE GUARANTY AGREEMENT]

         IN WITNESS WHEREOF, the Guarantor intending to be legally bound, has executed this Guaranty as of the date first above written with the intention that this Guaranty shall constitute a sealed instrument.

WITNESS:



Attest:                                        UNITED REFINING COMPANY OF
PENNSYLVANIA


______________________________              By:________________________________
                                            Title:_____________________________


                                            Address for Notices:

                                            15 Bradley Street, Box 780
                                            Warren, PA 16365